[EXHIBIT 32.1]


            CERTIFICATION UNDER SARBANES-OXLEY ACT


   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACTS OF 2002

In connection with the Annual Report of Med Gen ,Inc. (the "Issuer") on Form 10-K for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Paul B. Kravitz, Chairman and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

The  Report fully complies with the requirements of section 13(a)
or  15(d)  of  the  Securities  and  Exchange  Act  of  1934  (15
U.S.C. 78m or 780(d); and

The  information contained in the Report fairly presents, in  all
material  respects,  the  financial  condition  and  results   of
operations of the Issuer.


By: /s/ Paul B. Kravitz
   ------------------------------------
   Chairman and Chief Executive Officer


January 12, 2004